                         TOYOTA MOTOR CREDIT CORPORATION
      SERVICER'S CERTIFICATE -- TOYOTA AUTO RECEIVABLES 2002-B OWNER TRUST DISTRIBUTION DATE OF APRIL 15, 2003 FOR THE COLLECTION PERIOD MARCH 1,
                           2003 THROUGH MARCH 31, 2003

---------------------------------------------------------------------------------------------------------------------------------
                                                                                   Class A-1               Class A-2
                                                                                   ---------               ---------
                                                             Total                  Balance                 Balance
------------------------------------------------------------------------------------------------------------------------------
POOL DATA - ORIGINAL DEAL PARAMETERS
------------------------------------
  Securities Balance                                     $1,552,000,000.00         $444,000,000.00          $387,000,000.00

  Subordinated Seller's Interest                            $48,001,788.00
  Receivables Pool Balance                               $1,600,001,788.00
  Principal Factor                                              1.00000000              1.00000000               1.00000000
  Rate                                                                                    1.91375%                    2.79%
  Final Scheduled Payment Date                                                   June 16, 2003         December 15, 2004
  Number of Contracts                                              102,386
  Weighted Average A.P.R.                                            7.24%
  Weighted Average Remaining Term                                    51.97 months
  Servicing Fee Rate                                                 1.00%





POOL DATA - PRIOR MONTH
-----------------------
  Securities Balance                                     $1,010,602,660.01                   $0.00          $289,602,660.01
  Subordinated Seller's Interest                            $43,755,879.39
  Receivables Pool Balance                               $1,054,358,539.40
  Securities Pool Factor                                        0.65116151              0.00000000               0.74832729
  Number of Contracts                                               82,158
  Weighted Average A.P.R.                                            7.24%
  Weighted Average Remaining Term                                    42.97 months
  Precompute and Simple Interest Advances                    $1,925,611.10
  Payahead Account Balance                                     $274,599.56
  Interest Shortfall                                                 $0.00                   $0.00                    $0.00
  Principal Shortfall                                                $0.00                   $0.00                    $0.00



POOL DATA - CURRENT MONTH
-------------------------
  Securities Balance                                       $964,223,317.95                   $0.00          $243,223,317.95
  Subordinated Seller's Interest                            $41,747,801.46
  Receivables Pool Balance                               $1,005,971,119.41
  Securities Pool Factor                                        0.62127791              0.00000000               0.62848403
  Number of Contracts                                               80,019
  Weighted Average A.P.R.                                            7.24%
  Weighted Average Remaining Term                                    42.12 months
  Precompute and Simple Interest Advances                    $2,183,821.27
  Payahead Account Balance                                     $279,017.14
  Interest Shortfall                                                 $0.00                   $0.00                    $0.00
  Principal Shortfall                                                $0.00                   $0.00                    $0.00
------------------------------------------------------------------------------------------------------------------------------





------------------------------------------------------------------------------------------------------------------------
                                                     Class A-3              Class A-4             Subordinated
                                                     ---------              ---------             ------------
                                                      Balance                Balance            Seller's Interest
-------------------------------------------------------------------------------------------------------------------
POOL DATA - ORIGINAL DEAL PARAMETERS
------------------------------------
  Securities Balance                                $457,000,000.00          $264,000,000.00
  Subordinated Seller's Interest                                                                    $48,001,788.00
  Receivables Pool Balance
  Principal Factor                                       1.00000000               1.00000000
  Rate                                                        3.76%                    4.39%
  Final Scheduled Payment Date                     June 15, 2006           May 15, 2009           May 15, 2009
  Number of Contracts
  Weighted Average A.P.R.
  Weighted Average Remaining Term
  Servicing Fee Rate





POOL DATA - PRIOR MONTH
-----------------------
  Securities Balance                                $457,000,000.00          $264,000,000.00
  Subordinated Seller's Interest                                                                    $43,755,879.39
  Receivables Pool Balance
  Securities Pool Factor                                 1.00000000               1.00000000            0.91154687
  Number of Contracts
  Weighted Average A.P.R.
  Weighted Average Remaining Term
  Precompute and Simple Interest Advances
  Payahead Account Balance
  Interest Shortfall                                          $0.00                    $0.00
  Principal Shortfall                                         $0.00                    $0.00



POOL DATA - CURRENT MONTH
-------------------------
  Securities Balance                                $457,000,000.00          $264,000,000.00
  Subordinated Seller's Interest                                                                    $41,747,801.46
  Receivables Pool Balance
  Securities Pool Factor                                 1.00000000               1.00000000           0.869713467
  Number of Contracts
  Weighted Average A.P.R.
  Weighted Average Remaining Term
  Precompute and Simple Interest Advances
  Payahead Account Balance
  Interest Shortfall                                          $0.00                    $0.00
  Principal Shortfall                                         $0.00                    $0.00
-------------------------------------------------------------------------------------------------------------------




-------------------------------------------------------------------------------------------------------------------
RESERVE ACCOUNT
---------------
  Initial Deposit Amount                                                                                     $0.00
  Specified Reserve Account Percentage                                                                       0.00%
  Specified Reserve Account Amount                                                                           $0.00
  Specified Reserve Account Percentage (IF CONDITION i or ii met)                                            3.50%
  Specified Reserve Account Amount (IF CONDITION i or ii met)                                       $33,747,816.13



  Beginning Balance                                                                                          $0.00
  Total Withdraw                                                                                             $0.00
  Amount Available for Deposit to the Reserve Account                                                $1,976,368.15
                                                                                               --------------------
  Reserve Account Balance Prior to Release                                                           $1,976,368.15
  Reserve Account Required Amount                                                                            $0.00
  Reserve Account Release to Seller                                                                  $1,976,368.15
                                                                                               --------------------
  Ending Reserve Account Balance                                                                             $0.00
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
REVOLVING LIQUIDITY NOTE
------------------------
  Total Amount Available                                                                             $8,000,009.00

  Beginning of Period Balance                                                                                $0.00
  Draws                                                                                                      $0.00
  Reimbursements                                                                                             $0.00
                                                                                               --------------------
  End of Period Balance                                                                                      $0.00

  Current Period Undrawn Amount                                                                      $8,000,009.00
-------------------------------------------------------------------------------------------------------------------





-----------------------------------------------------------------------------------------------------------
LIQUIDATION OF CHARGE-OFFS AND REPOSSESSIONS
--------------------------------------------


                                                                   Vehicles            Amount
                                                                   --------            ------
  Liquidated Contracts                                                80
                                                                      --

  Gross Principal Balance of Liquidated Receivables                                         $791,994.48
  Net Liquidation Proceeds Received During the Collection Period                           ($329,579.99)
  Recoveries on Previously Liquidated Contracts                                             ($29,211.40)
                                                                              --------------------------
  Aggregate Credit Losses for the Collection Period                                         $433,203.09
                                                                              --------------------------


                                                                              --------------------------

  Cumulative Credit Losses for all Periods                            354                 $2,156,054.88
                                                                      ---
                                                                              --------------------------
  Repossessed in Current Period                                       44
                                                                      --



RATIO OF NET CREDIT LOSSES TO THE AVERAGE POOL BALANCE                           Annualized Average
FOR EACH COLLECTION PERIOD:                                                        Charge-Off Rate
    Second Preceding Collection Period                                                            0.31%
    First Preceding Collection Period                                                             0.54%
    Current Collection Period                                                                     0.50%

--------------------------------------------------------------------------------------------------------
CONDITION (I) (CHARGE-OFF RATE)
--------------
Three Month Average                                                                               0.45%
Charge-off Rate Indicator ( > 2.25%)                                                  CONDITION NOT MET
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
DELINQUENT AND REPOSSESSED CONTRACTS
------------------------------------

                                           Percent   Contracts      Percent            Amount
                                           -------   ---------      -------            ------


  31-60 Days Delinquent                        0.85%          678       0.99%             $9,992,185.03
  61-90 Days Delinquent                        0.16%          132       0.20%             $1,986,185.64
  Over 90 Days Delinquent                      0.22%          178       0.26%             $2,582,022.82
                                                     -------------            --------------------------
  Total Delinquencies                                         988                        $14,560,393.49
                                                     =============            ==========================

  Repossessed Vehicle Inventory                                90 *


   * Included with delinquencies above




RATIO OF NUMBER OF CONTRACTS DELINQUENT 60 DAYS OR MORE TO THE OUTSTANDING
NUMBER OF RECEIVABLES AS OF EACH COLLECTION PERIOD (INCLUDES REPOSSESSIONS):
    Second Preceding Collection Period                                                            0.42%
    First Preceding Collection Period                                                             0.42%
    Current Collection Period                                                                     0.39%

--------------------------------------------------------------------------------------------------------
CONDITION (II) (DELINQUENCY PERCENTAGE)
--------------
Three Month Average                                                                               0.41%
Delinquency Percentage Indicator ( > 2.25%)                                           CONDITION NOT MET
--------------------------------------------------------------------------------------------------------

                         TOYOTA MOTOR CREDIT CORPORATION
      SERVICER'S CERTIFICATE -- TOYOTA AUTO RECEIVABLES 2002-B OWNER TRUST DISTRIBUTION DATE OF APRIL 15, 2003 FOR THE COLLECTION PERIOD MARCH 1, 2003
                             THROUGH MARCH 31, 2003

-----------------------------------------------------------------------------------------------------------------------------
                                                                                   Class A-1               Class A-2
                                                                                   ---------               ---------
                                                             Total                  Balance                 Balance
-----------------------------------------------------------------------------------------------------------------------------
COLLECTIONS
-----------
  Principal Payments Received                               $47,595,425.51
  Interest Payments Received                                 $6,105,470.28
  Net Precomputed Payahead Amount                               ($4,417.58)
  Aggregate Net Liquidation Proceeds Received                  $358,791.39
  Principal on Repurchased Contracts                                 $0.00
  Interest on Repurchased Contracts                                  $0.00
                                                      ---------------------
  Total Collections                                         $54,055,269.60
  Net Simple Interest Advance Amount                           $285,132.92
  Net Precomputed Advance Amount                               ($26,922.75)
                                                      ---------------------
  Total Available Amount                                    $54,313,479.77

AMOUNTS DUE
-----------
  Servicing Fee                                                $878,632.12
  Accrued and Unpaid Interest                                $3,071,059.51
  Principal                                                 $48,387,419.99
  Reserve Account                                            $1,976,368.15
                                                      ---------------------
  Total Amount Due                                          $54,313,479.77

ACTUAL DISTRIBUTIONS
--------------------
  Servicing Fee                                                $878,632.12
  Interest                                                   $3,071,059.51                   $0.00              $673,326.18
  Principal                                                 $48,387,419.99                   $0.00           $46,379,342.06
  Reserve Account                                            $1,976,368.15
                                                      ---------------------   ---------------------  -----------------------
  Total Amount Distributed                                  $54,313,479.77                   $0.00           $47,052,668.24
-----------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------
                                                        Class A-3              Class A-4             Subordinated
                                                        ---------              ---------             ------------
                                                         Balance                Balance            Seller's Interest
----------------------------------------------------------------------------------------------------------------------
COLLECTIONS
-----------
  Principal Payments Received
  Interest Payments Received
  Net Precomputed Payahead Amount
  Aggregate Net Liquidation Proceeds Received
  Principal on Repurchased Contracts
  Interest on Repurchased Contracts
  Total Collections
  Net Simple Interest Advance Amount
  Net Precomputed Advance Amount
  Total Available Amount

AMOUNTS DUE
-----------
  Servicing Fee
  Accrued and Unpaid Interest
  Principal
  Reserve Account
  Total Amount Due

ACTUAL DISTRIBUTIONS
--------------------
  Servicing Fee
  Interest                                               $1,431,933.33              $965,800.00           N/A
  Principal                                                      $0.00                    $0.00         $2,008,077.93
  Reserve Account
                                                   --------------------  ---------------------------------------------
  Total Amount Distributed                               $1,431,933.33              $965,800.00         $2,008,077.93
----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
MONTHLY INFORMATION BY TYPE OF LOAN
-----------------------------------


Precomputed Contracts
---------------------
  Scheduled Principal Collections                                                           $662,640.07
  Prepayments in Full                                         100 contracts                 $377,304.79
  Repurchased Receivables Principal                                                               $0.00
  Payments Behind/Ahead on Repurchased Receivables                                                $0.00
  Total Collections                                                                       $1,167,390.36
  Advances - Reimbursement of Previous Advances                                              $26,922.75
  Advances - Current Advance Amount                                                               $0.00
  Payahead Account - Payments Applied                                                             $0.00
  Payahead Account - Additional Payaheads                                                     $4,417.58



Simple Interest Contracts
-------------------------
  Collected Principal                                                                    $26,934,332.09
  Prepayments in Full                                        1959 contracts              $19,621,148.56
  Collected Interest                                                                      $5,978,024.78
  Repurchased Receivables Principal                                                               $0.00
  Repurchased Receivables Interest                                                                $0.00
  Advances - Reimbursement of Previous Advances                                                   $0.00
  Advances - Current Advance Amount                                                         $285,132.92

--------------------------------------------------------------------------------------------------------

I hereby certify to the best of my knowledge that the report provided is true and correct.


 /s/ Angela Burraston
------------------------------------------------------
Angela Burraston
ABS Accounting Manager